               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported):  May 1, 2006
                                                  -------------

                 Alfa International Holdings Corp.
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    (Exact name of registrant as specified in its charter)


                   Alfa International Corp.
    ------------------------------------------------------
                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


   350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01  Regulation FD Disclosure
-----------------------------------

     On May 2, 2006 Registrant issued a press release updating shareholders and interested parties on the conclusion of the settlement with the State of Qatar.

     Alfa's subsidiary, Journey of Light, Inc. ("JOL") had signed an agreement with the State of Qatar in April 2003 which contemplated JOL developing a project in Doha, Qatar. JOL will not develop that project and negotiations to resolve the dispute relative to the 2003 agreement have now been concluded in a friendly manner.


Exhibits:

Exhibit:  99.1     Press Release dated May 2, 2006





                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 2, 2006



                              ALFA International Holdings Corp.
                              ---------------------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer